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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                    July 25, 1997
                   Date of report (Date of earliest event reported)



                               SCHMITT INDUSTRIES, INC.
                (Exact Name of Registrant as Specified in Its Charter)



    Oregon                            0-23996                93-1151989
  (State or Other              (Commission File Number)     (IRS Employer
Jurisdiction of Incorporation)                           Identification Number)






                               2765 N.W. NICOLAI STREET
                               PORTLAND, OREGON  97210
                 (Address of Principal Executive Offices) (Zip Code)

                                    (503) 227-7908
                           (Registrant's Telephone Number,
                                 Including Area Code)



          Former Name or Former Address, if Changed Since Last Report:  N/A

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Moss Adams LLP, who was previously engaged as the principal accountant to audit the registrant's financial statements, was dismissed on July 25, 1997.

     Moss Adams LLP's report on the financial statements for either of the fiscal years ended May 31, 1996 or May 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the registrant's fiscal years ended May 31, 1996 and May 31, 1997 and since May 31, 1997, there were no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The registrant has engaged Price Waterhouse LLP as the principal accountant to audit the registrant's financial statements effective July 25, 1997.

     The decision to change accountants was approved by the audit committee of the Board of Directors of the registrant.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

     (c) Exhibits.

      Exhibit 16 - Letter re change in certifying accountant from Moss Adams LLP to the Commission.






                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCHMITT INDUSTRIES, INC.



Date:  July 30, 1997                   /s/Wayne A. Case
                                       --------------------------
                                       Wayne A. Case
                                       President and Chief Executive Officer



                                       /s/Annie Windsor
                                       --------------------------
                                       Annie Windsor, Chief Financial Officer

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                                    EXHIBIT INDEX
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
    NUMBER          DESCRIPTION                                            PAGE NUMBER

      16 Letter re change in certifying accountant from Moss Adams LLP to the Commission.


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